UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 22, 2021

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Goode Avenue
Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) & (b) Avery Dennison Corporation (the “Company”) held its virtual Annual Meeting of Stockholders (the “Annual Meeting”) on April 22, 2021. A total of 75,857,135 shares of the Company’s common stock, representing approximately 91% of the 83,019,456 shares outstanding and eligible to vote as of the February 22, 2021 record date for the meeting set by the Company’s Board of Directors (the “Board”), were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders (i) elected Bradley Alford, Anthony Anderson, Mark Barrenechea, Mitchell Butier, Ken Hicks, Andres Lopez, Patrick Siewert, Julia Stewart and Martha Sullivan to the Board for a one-year term expiring at the 2022 Annual Meeting of Stockholders; (ii) approved, on an advisory basis, the Company’s executive compensation; and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

The final results of the voting for the nine director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 5, 2021 (the “2021 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	70,449,457	1,740,870	192,194	3,474,614
Anthony Anderson	69,577,199	2,578,710	226,612	3,474,614
Mark Barrenechea	45,906,547	26,247,950	228,024	3,474,614
Mitchell Butier	67,586,246	4,031,857	764,418	3,474,614
Ken Hicks	70,424,715	1,742,029	215,777	3,474,614
Andres Lopez	71,735,523	448,405	198,593	3,474,614
Patrick Siewert	61,703,952	10,485,932	192,637	3,474,614
Julia Stewart	68,677,872	3,515,525	189,124	3,474,614
Martha Sullivan	71,107,189	1,082,693	192,639	3,474,614

The final results of the voting for proposals 2 and 3 described in the 2021 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	69,124,333	3,069,775	188,413	3,474,614
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021	70,748,125	4,397,691	711,319	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 27, 2021	By:	/s/ Ignacio J. Walker
Name: Ignacio J. Walker Title: Vice President and Chief Legal Officer